SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 21, 2006

                           OPHTHALMIC IMAGING SYSTEMS
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


CALIFORNIA                            1-11140                   94-3035367
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
of Incorporation)                                          Identification No.)


        221 Lathrop Way, Suite I
        Sacramento, California                                  95815
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      (Address of Principal Executive Offices)                (Zip Code)


(Registrant's telephone number, including area code):   (916) 646-2020


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.  REGULATION FD DISCLOSURE.

         On February 21, 2006, Ophthalmic Imaging Systems (the "Registrant") issued a press release announcing that MediVision Medical Imaging Ltd., its major shareholder, sold 1,000,000 shares of the Registrant's common stock at $1.80 per share. A copy of the Registrant's press release is attached hereto as
Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

      Exhibit Number    Description
      --------------    -----------

      99.1              Press Release of the Registrant dated February 21, 2006.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 21, 2006                  OPHTHALMIC IMAGING SYSTEMS


                                            By: /s/ Ariel Shenhar
                                               ---------------------------------
                                               Name:   Ariel Shenhar
                                               Title:  Chief Financial Officer